UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 29, 2006, the Board of Directors of PAB Bankshares, Inc. (the "Registrant") approved an amended employee Code of Conduct. The revisions to the existing Code of Conduct were made to adopt guidance issued in FDIC Financial Institution Letter 105-2005: “Corporate Codes of Conduct, Guidance on Implementing an Effective Ethics Program.” The approved Code of Conduct is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.05.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Code of Conduct dated August 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date: September 1, 2006	/s/ Donald J. Torbert, Jr.
(Signature)
Donald J. Torbert, Jr.,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Code of Conduct dated August 29, 2006.